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     2002 Annual Report
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     JANUS VENTURE FUND
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                                                            [LOGO] JANUS

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TABLE OF CONTENTS

     Portfolio Manager Commentary and Schedule of Investments .......     1

     Statement of Assets and Liabilities ............................     5

     Statement of Operations ........................................     6

     Statement of Changes in Net Assets .............................     7

     Financial Highlights ...........................................     8

     Notes to Schedule of Investments ...............................     9

     Notes to Financial Statements ..................................    10

     Report of Independent Accountants ..............................    15

     Explanations of Charts, Tables and Financial Statements ........    16

     Trustees and Officers ..........................................    18

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If you'd like to keep track of other Janus funds, all reports are available online at www.janus.com.
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JANUS VENTURE FUND (closed to new investors)       Will Bales, portfolio manager

For the 12 months ended October 31, 2002, Janus Venture Fund fell 14.60%, lagging the 11.57% loss by its benchmark, the Russell 2000(R) Index.(1) While negative, this performance earned the Fund a top-quartile ranking for the year ended October 31, 2002, placing it 107th out of 435 small-cap growth funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

[PHOTO]

A never-ending pattern of volatility offered many market challenges throughout the year, as investors remained uncertain about when the bottom will occur. Many of the same political, economic and corporate catalysts that began in late 2001 continued to wield considerable influence in the emotion-driven environment.

Turning to individual holdings, among the detractors from performance was Euronet Worldwide, Inc., which provides ATMs and other electronic financial transaction solutions. To better focus on their core competencies, banks are increasingly outsourcing the administration and maintenance of ATM services to regional specialists like Euronet. Its stock suffered, however, when anticipated contracts with several European banks were slightly delayed. With these deals all but sealed, we believe the stock will rebound and added to the position.

Another disappointment was Insight Enterprises, a global marketer of computer hardware, software and peripherals whose brand affiliations include Compaq, Hewlett-Packard, IBM and Microsoft. Although Insight had been a solid, long-term contributor to the Fund, it recently couldn't escape the tightening clutches of the stagnating PC business cycle and the slowing economy. In our view, Insight's diversified business strategy, which includes a fast-growing direct mail and sales outsourcing unit, should be a large contributor to its balance sheet when the PC-market and the economy eventually improve.

We also missed with Retek Inc., a high-end software company that helps retailers manage their supply chain. With consumer confidence weakening, major retailers increasingly delayed capital spending decisions, such as those to purchase IT products like Retek's. Given this resulting lack of visibility for Retek's products, we chose to liquidate the position.

Meanwhile, we gained ground with Ball Corporation, which manufactures a wide range of food and beverage containers. Ball Corporation is an excellent example of how we follow a strict fund discipline, particularly in terms of our adherence to act upon carefully set price targets. Ball continues to execute well on its business plan and recently made an accretive purchase of German-based can producer Schmalbach-Lubeca. At the same time, its aerospace unit continues to execute well and recently was selected to help build high-powered mirror systems for a new NASA telescope. As the market significantly rewarded Ball's shares for these successes, our price target was met and we sold what was the Fund's largest position for a substantial gain.

We also won with media holding Radio One, which owns about 65 radio outlets in 22 larger-market states. As a group, media stocks have shown marked improvement, and Radio One has benefited. Rising demand for advertising time has begun to firm radio spot pricing, which quickly leads to increased profitability. While the demand jump could be rooted in cyclical political ad spending, we believe it is suggestive of an economic rebound.

Biosite, Inc., a life sciences company that helps physicians more efficiently diagnose diseases, also advanced. The company's deep product line includes the successful Triage BNP device - a point-of-care mechanism that quickly tests blood for cardiac deficiencies by measuring hormonal complications. In addition to solid second-quarter growth, Biosite's shares soared on news of a mutual agreement with pharmaceutical firm Xoma to drop a patent dispute and instead openly exchange key patents with the company for future product developments. With this potentially costly legal event behind it and well-laid plans to expand the Triage line, we believe Biosite has earned its place as the Fund's largest holding.

Looking ahead, there's little one can do in this environment to anticipate where the market will go. Investors have nearly reached the end of their ropes as the bear market nears the completion of a third consecutive year. While we are seeing some positive signs of economic recovery, we still have work to do.(3) As we continue to focus on turning the corner, our sights are set on finding the companies whose solid fundamentals will enable them to lead their respective industries in any environment.

Thank you for your continued investment in Janus Venture Fund.

(1) All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performances of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of October 31, 2002, Lipper ranked Janus Venture Fund 51st out of 213 and 28th out of 45 small-cap growth funds for the 5-, and 10-year periods, respectively.

(3) The Janus Venture Fund 3-month and 6-month performance are reported as a loss of 1.22% and a loss of 27.96%, respectively. The Russell 2000(R) Index performance for the same time period was a loss of 4.45% and a loss of 26.33%, respectively.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                         Janus Venture Fund  October 31, 2002  1

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Portfolio Profile
(% of Net Assets)                          October 31, 2002     October 31, 2001
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Equities                                              98.6%                97.5%
  Foreign                                             12.0%                 3.8%
    European                                           2.7%                 0.8%
Top 10 Equities                                       23.9%                26.8%
Number of Stocks                                         82                   90
Cash and Cash Equivalents                              1.4%                 2.5%

Top 5 Industries
                                           October 31, 2002     October 31, 2001
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Human Resources                                        7.0%                 3.3%
Radio                                                  5.7%                 6.9%
Medical - Hospitals                                    5.6%                 6.3%
Property and Casualty Insurance                        4.5%                   --
Pharmacy Services                                      4.0%                 2.4%

Top 10 Equity Holdings
                                           October 31, 2002     October 31, 2001
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Biosite, Inc.                                          3.6%                   --
Accredo Health, Inc.                                   2.7%                 2.4%
Getty Images, Inc.                                     2.7%                 1.1%
Corporate Executive Board Co.                          2.3%                 1.1%
Cross Country, Inc.                                    2.3%                 0.4%
Cumulus Media, Inc. - Class A                          2.2%                   --
Centene Corp.                                          2.1%                   --
Brown & Brown, Inc.                                    2.0%                 1.6%
School Specialty, Inc.                                 2.0%                 2.8%
IPC Holdings, Ltd.                                     2.0%                 0.3%

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Average Annual Total Return - for the periods ended October 31, 2002

                             One Year    Five Year    Ten Year    Since 4/30/85*
Janus Venture Fund           (14.60)%      0.66%       6.80%          11.73%
Russell 2000(R)Index         (11.57)%     (1.70)%      8.01%           8.85%

Janus Venture
Fund
$69,722

Russell 2000(R)
Index
$44,090
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Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Venture Fund and the Russell 2000 Index. Janus Venture Fund is represented by a shaded area of blue. The Russell 2000 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, April 30, 1985, through October 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Venture Fund ($69,722) as compared to the Russell 2000 Index ($44,090).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment in dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index with an average market capitalization of approximately $393.3 million as of October 31, 2002. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Funds that emphasize investments in smaller companies may experience greater price volatility.

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 98.6%
Advertising Sales - 1.1%
     248,645    Lamar Advertising Co.* ......................     $    8,439,011

Advertising Services - 2.7%
     702,580    Getty Images, Inc.* .........................         20,135,943

Airlines - 1.0%
     621,816    WestJet Airlines, Ltd.*,** ..................          7,785,212

Apparel Manufacturers - 1.3%
     526,890    Gymboree Corp.* .............................     $    9,673,700

Broadcast Services and Programming - 1.1%
     930,190    Gray Television, Inc.# ......................          8,232,182

Building-Mobile Home and Manufactured Housing - 1.1%
     182,460    Winnebago Industries, Inc. ..................          8,270,912

Chemicals - Specialty - 0.6%
     502,625    Methanex Corp. ..............................          4,302,470

See Notes to Schedule of Investments and Financial Statements.

2  Janus Venture Fund  October 31, 2002

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JANUS VENTURE FUND

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Circuit Boards - 0.5%
   1,983,015    TTM Technologies, Inc.* .....................     $    3,628,917

Collectibles - 1.1%
     621,568    Racing Champions Corp.* .....................          8,080,384

Commercial Services - Finance - 0.9%
   1,437,695    Euronet Worldwide, Inc.*,# ..................          6,972,821

Computer Services - 1.6%
     653,135    Tier Technologies, Inc.- Class B* ...........         12,442,222

Computers - Voice Recognition - 1.7%
     944,968    TALX Corp.# .................................         12,662,571

Consulting Services - 3.8%
     530,350    Corporate Executive Board Co.* ..............         17,602,317
     272,515    FTI Consulting, Inc.* .......................         11,336,624

                                                                      28,938,941

Consumer Products - Miscellaneous - 0.8%
     242,785    Jarden Corp.* ...............................          5,809,845

Data Processing and Management - 1.4%
     694,655    InterCept, Inc.* ............................         10,982,496

Diagnostic Kits - 3.6%
     934,520    Biosite, Inc.*,# ............................         26,988,938

E-Commerce/Products - 0.4%
     571,775    GSI Commerce, Inc.* .........................          2,807,415

Educational Software - 1.0%
   1,814,316    SmartForce PLC (ADR)* .......................          7,275,407

Electronic Components - Semiconductors - 0.4%
   1,013,965    ChipPAC, Inc. - Class A* ....................          2,688,021

Hotels and Motels - 2.9%
     520,903    Fairmont Hotels & Resorts, Inc.** ...........         12,644,246
      95,090    Four Seasons Hotels, Inc. ...................          3,123,707
     468,290    Orient-Express Hotel, Ltd. - Class A* .......          6,134,599

                                                                      21,902,552

Human Resources - 7.0%
     987,805    AMN Healthcare Services, Inc.* ..............         14,283,660
   1,414,490    Cross Country, Inc.* ........................         17,426,517
   1,732,025    Exult, Inc.* ................................          4,936,271
     621,660    Medical Staffing Network Holdings, Inc.* ....          8,292,944
     453,885    Resources Connection, Inc.* .................          7,770,511

                                                                      52,709,903

Instruments - Controls - 1.6%
     406,880    Mettler-Toledo International, Inc.* .........         12,186,056

Insurance Brokers - 2.0%
     507,800    Brown & Brown, Inc.* ........................         15,437,120

Internet Infrastructure Software - 0.1%
     425,000    Plumtree Software, Inc*,ss. .................            928,625

Lasers - Systems and Components - 0.7%
     212,125    Cymer, Inc.* ................................          5,328,580

Machinery - Pumps - 1.2%
     795,345    Flowserve Corp.* ............................          9,321,443

Medical - Drugs - 1.8%
     262,225    Ligand Pharmaceuticals, Inc. - Class B* .....     $    1,725,441
     494,055    Priority Healthcare Corp. - Class B* ........         12,000,596

                                                                      13,726,037

Medical - Generic Drugs - 1.2%
     255,025    Eon Labs, Inc.* .............................          5,745,713
     102,820    Taro Pharmaceutical Industries, Ltd.* .......          3,572,995

                                                                       9,318,708

Medical - HMO - 2.1%
     511,675    Centene Corp.*,# ............................         15,570,270

Medical - Hospitals - 5.6%
     250,965    LifePoint Hospitals, Inc.* ..................          7,867,753
     611,291    Medcath Corp.* ..............................          6,883,137
     998,812    Province Healthcare Co.* ....................         13,034,497
     729,285    United Surgical Partners International, Inc.*         14,483,600

                                                                      42,268,987

Medical - Outpatient and Home Medical Care - 1.6%
     509,265    Apria Healthcare Group, Inc.* ...............         12,420,973

Medical Instruments - 0.8%
     737,375    MedSource Technologies, Inc.* ...............          5,692,535

Medical Labs and Testing Services - 0.3%
     150,910    LabOne, Inc.* ...............................          2,630,361

Medical Products - 0.9%
     378,465    Wright Medical Group, Inc.* .................          6,513,761

Multi-Line Insurance - 1.0%
     321,245    HCC Insurance Holdings, Inc. ................          7,880,140

Oil - Field Services - 0.6%
     493,875    Key Energy Services, Inc.* ..................          4,410,304

Oil and Gas Drilling - 0.7%
     171,785    Patterson-UTI Energy, Inc.* .................          4,968,022

Oil Field Machinery and Equipment - 0.7%
     254,545    Universal Compression Holdings, Inc.* .......          4,938,173

Pharmacy Services - 4.0%
     451,765    Accredo Health, Inc.* .......................         20,907,684
   1,289,260    MIM Corp.*,# ................................          9,231,102

                                                                      30,138,786

Property and Casualty Insurance - 4.5%
     460,925    Arch Capital Group, Ltd.* ...................         12,910,509
     853,720    PMA Capital Corp. ...........................         11,610,592
     264,967    W. R. Berkley Corp. .........................          9,843,524

                                                                      34,364,625

Publishing - Books - 0.2%
     113,410    Information Holdings, Inc.* .................          1,712,491

Radio - 5.7%
     977,025    Cumulus Media, Inc. - Class A* ..............         16,746,209
     781,800    Radio One, Inc. - Class A* ..................         13,134,240
     774,965    Radio One, Inc. - Class D* ..................         12,926,416

                                                                      42,806,865

See Notes to Schedule of Investments and Financial Statements.

                                         Janus Venture Fund  October 31, 2002  3

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JANUS VENTURE FUND

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Recreational Vehicles - 0.9%
     103,830    Polaris Industries, Inc. ....................     $    6,540,252

Reinsurance - 2.0%
     480,155    IPC Holdings, Ltd.* .........................         14,966,431

Resorts and Theme Parks - 0.5%
     750,585    Six Flags, Inc.* ............................          3,430,173

Retail - Apparel and Shoe - 2.9%
     837,690    Aeropostale, Inc.* ..........................         10,027,149
     259,010    Bebe Stores, Inc.* ..........................          3,361,950
     440,885    Hot Topic, Inc.* ............................          8,597,258

                                                                      21,986,357

Retail - Arts and Crafts - 0.7%
     316,400    A.C. Moore Arts & Crafts, Inc.* .............          4,980,136

Retail - Bedding - 0.9%
     301,420    Linens 'N Things, Inc.* .....................          7,086,384

Retail - Computer Equipment - 0.8%
     815,055    Insight Enterprises, Inc.* ..................          6,227,020

Retail - Music Store - 1.5%
     620,475    Guitar Center, Inc.* ........................         11,602,883

Retail - Office Supplies - 2.0%
     634,752    School Specialty, Inc.*,# ...................         15,348,303

Retail - Sporting Goods - 2.3%
     483,705    Dick's Sporting Goods, Inc.* ................          7,932,762
     516,010    Gart Sports Co.* ............................          9,608,106

                                                                      17,540,868

Retail - Video Rental - 2.7%
     598,525    Hollywood Entertainment Corp.* ..............         11,767,002
     482,820    Movie Gallery, Inc.* ........................          8,782,496

                                                                      20,549,498

Security Services - 1.5%
     582,130    Kroll, Inc.* ................................         11,339,892

Semiconductor Components/Integrated Circuits - 0.6%
     298,150    Marvell Technology Group, Ltd.* .............          4,833,011

Television - 1.3%
     483,125    LIN TV Corp. - Class A* .....................          9,966,869

Therapeutics - 0.2%
      64,385    Scios, Inc.* ................................          1,858,151

Transportation - Air Freight - 0.9%
     212,300    CNF, Inc. ...................................          6,833,937

Transportation - Services - 2.9%
   1,144,380    Pacer International, Inc.* ..................         13,503,684
     367,850    UTI Worldwide, Inc. .........................          8,578,262

                                                                      22,081,946

Web Portals/Internet Service Providers - 0.7%
     195,300    Overture Services, Inc.* ....................          5,376,609
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Total Common Stock (cost $811,950,925) ......................        745,841,445
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Time Deposits - 1.6%
                ABN Amro Bank N.V.
   4,700,000      1.85%, 11/1/02 ............................     $    4,700,000
                UBS Financial, Inc.
   7,600,000      1.875%, 11/1/02 ...........................          7,600,000
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Total Time Deposits (cost $12,300,000) ......................         12,300,000
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Total Investments (total cost $824,250,925) - 100.2% ........        758,141,445
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Liabilities, net of Cash, Receivables and Other Assets - (0.2)%      (1,818,676)
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Net Assets - 100% ...........................................     $  756,322,769
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Summary of Investments by Country, October 31, 2002

Country                        % of Investment Securities          Market Value
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Bermuda                                              5.1%         $   38,844,551
Canada                                               3.7%             27,855,634
Israel                                               0.5%              3,572,995
Switzerland                                          1.6%             12,186,056
United Kingdom                                       1.1%              8,578,262
United States++                                     88.0%            667,103,947
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Total                                              100.0%         $  758,141,445

++Includes Short-Term Securities (86.4% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
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Canadian Dollar 1/31/03           8,700,000      $    5,539,927    $      67,550
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Total                             8,700,000      $    5,539,927    $      67,550

See Notes to Schedule of Investments and Financial Statements.

4  Janus Venture Fund  October 31, 2002

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STATEMENT OF ASSETS AND LIABILITIES

As of October 31, 2002
(all numbers in thousands
except net asset value per share)

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Assets:
Investments at cost                                                 $    824,251

Investments at value                                                $    758,141
  Cash                                                                     2,657
  Receivables:
    Investments sold                                                       1,935
    Fund shares sold                                                          41
    Dividends                                                                 29
    Interest                                                                   1
  Other assets                                                                19
  Forward currency contracts                                                  68
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Total Assets                                                             762,891
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Liabilities:
  Payables:
    Investments purchased                                                  5,674
    Fund shares repurchased                                                  200
    Advisory fees                                                            406
    Transfer agent fees and expenses                                         139
  Accrued expenses                                                           149
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Total Liabilities                                                          6,568
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Net Assets                                                          $    756,323
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                           23,940

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Net Asset Value Per Share                                           $      31.59
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See Notes to Financial Statements.

                                         Janus Venture Fund  October 31, 2002  5

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STATEMENT OF OPERATIONS

For the fiscal year ended October 31, 2002
(all numbers in thousands)

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Investment Income:
  Interest                                                          $        274
  Dividends                                                                1,143
  Foreign tax withheld                                                       (3)
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Total Investment Income                                                    1,414
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Expenses:
Advisory fees                                                              6,453
  Transfer agent fees and expenses                                         1,886
  Postage and mailing expenses                                                97
  Custodian fees                                                             100
  Printing expenses                                                          158
  Audit fees                                                                  19
  Trustees' fees and expenses                                                 10
  Other expenses                                                              56
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Total Expenses                                                             8,779
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Expense and Fee Offsets                                                    (105)
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Net Expenses                                                               8,674
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Net Investment Income/(Loss)                                             (7,260)
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Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                 (22,966)
  Net realized gain/(loss) from foreign
    currency transactions                                                     24
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                    (96,155)
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Net Realized and Unrealized Gain/(Loss) on Investments                 (119,097)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $  (126,357)
--------------------------------------------------------------------------------

See Notes to Financial Statements.

6  Janus Venture Fund  October 31, 2002

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STATEMENT OF CHANGES IN NET ASSETS

For the fiscal year ended October 31
(all numbers in thousands)                                                2002            2001

----------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $    (7,260)    $    (4,689)
  Net realized gain/(loss) from investment and
    foreign currency transactions                                     (22,942)       (254,656)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                  (96,155)       (493,334)
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations      (126,357)       (752,679)
----------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                    --              --
  Net realized gain from investment transactions*                           --       (377,370)
----------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                               --       (377,370)
----------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                           38,437          72,253
  Reinvested dividends and distributions                                    --         354,857
  Shares repurchased                                                 (165,035)       (210,432)
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions              (126,598)         216,678
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                (252,955)       (913,371)
Net Assets:
  Beginning of period                                                1,009,278       1,922,649
----------------------------------------------------------------------------------------------
  End of period                                                   $    756,323    $  1,009,278
----------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $  1,102,968    $  1,236,824
  Accumulated net investment income/(loss)*                                 --               1
  Accumulated net realized gain/(loss) from investments*             (280,603)       (257,660)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                     (66,042)          30,113
----------------------------------------------------------------------------------------------
                                                                  $    756,323    $  1,009,278
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Transactions in Fund Shares:
  Shares sold                                                              964           1,505
  Reinvested distributions                                                  --           6,959
----------------------------------------------------------------------------------------------
Total                                                                      964           8,464
----------------------------------------------------------------------------------------------
  Shares repurchased                                                   (4,310)         (4,515)
Net Increase/(Decrease) in Fund Shares                                 (3,346)           3,949
Shares Outstanding, Beginning of Period                                 27,286          23,337
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Shares Outstanding, End of Period                                       23,940          27,286
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Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                         $    931,401    $    871,695
  Proceeds from sales of securities                                  1,050,472         924,919
  Purchases of long-term U.S. government obligations                        --              --
  Proceeds from sales of long-term U.S. government obligations              --              --

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                         Janus Venture Fund  October 31, 2002  7

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FINANCIAL HIGHLIGHTS

For a share outstanding during the
fiscal year ended October 31                                2002             2001             2000             1999             1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $      36.99     $      82.39     $      89.71     $      49.81     $      58.84
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Income from Investment Operations:
  Net investment income/(loss)                                --               --               --               --            (.09)
  Net gains/(losses) on securities
    (both realized and unrealized)                        (5.40)          (29.02)             6.94            44.31              .43
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (5.40)          (29.02)             6.94            44.31              .34
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Less Distributions:
  Dividends (from net investment income)*                     --               --               --               --            (.07)
  Distributions (from capital gains)*                         --          (16.38)          (14.26)           (4.41)           (9.30)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           --          (16.38)          (14.26)           (4.41)           (9.37)
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Net Asset Value, End of Period                      $      31.59     $      36.99     $      82.39     $      89.71     $      49.81
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                            (14.60)%         (40.67)%            3.79%           94.42%            1.07%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $    756,323     $  1,009,278     $  1,922,649     $  1,860,355     $  1,035,868
Average Net Assets for the Period (in thousands)    $    992,760     $  1,312,759     $  2,504,381     $  1,350,642     $  1,174,220
Ratio of Gross Expenses to Average Net Assets(1)           0.88%            0.87%            0.87%            0.93%            0.94%
Ratio of Net Expenses to Average Net Assets(1)             0.87%            0.86%            0.86%            0.92%            0.93%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                           (0.73)%          (0.36)%          (0.35)%          (0.55)%          (0.29)%
Portfolio Turnover Rate                                      90%              70%              87%             104%              90%

(1) See "Explanations of Charts, Tables and Financial Statements." *See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

8  Janus Venture Fund  October 31, 2002

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NOTES TO SCHEDULE OF INVESTMENTS

ADR  American Depository Receipt

*    Non-income-producing security
** A portion of this security has been segregated by the custodian to cover segregation requirements on forward currency contracts.

ss.  SCHEDULE OF ILLIQUID SECURITIES

                                                                       Value as
                            Acquisition    Acquisition       Fair       % of
                                Date           Cost          Value    Net Assets
--------------------------------------------------------------------------------
Plumtree Software, Inc.       5/19/00       $4,000,003     $928,625      0.12%
--------------------------------------------------------------------------------

The Fund has registration rights for certain restricted securities held as of October 31, 2002. The issuer incurs all registration costs.

Illiquid securities are valued at fair value determined in good faith under procedures established by and under the supervision of the trustees.

#The Investment Company Act of 1940 defines affiliates as those companies in which a Fund holds 5% or more of the outstanding voting securities at any time during the period ended October 31, 2002.

                                   Purchases                        Sales               Realized         Dividend     Market Value
                               Shares        Cost           Shares          Cost       Gain/(Loss)        Income      at 10/31/02
----------------------------------------------------------------------------------------------------------------------------------
Biosite, Inc.                  934,520   $ 23,117,964              --             --             --              --   $ 26,988,938
Centene Corp.                  619,030     13,239,008         107,355   $  2,745,332   $    370,706              --     15,570,270
Dynacare, Inc.               1,844,415     20,288,565       1,844,415     20,288,565     20,845,590              --             --
Euronet Worldwide, Inc.      1,403,795     18,125,223              --             --             --              --      6,972,821
Gray Television, Inc.          930,190      7,674,068              --             --             --              --      8,232,182
MIM Corp.                    1,289,260     19,764,171              --             --             --              --      9,231,102
School Specialty, Inc.              --             --         286,023      5,477,318      1,521,172              --     15,348,303
Stellent, Inc.                 425,640      7,942,384       1,257,805     39,269,890    (30,215,581)             --             --
TALX Corp.                      79,713      1,026,396              --             --             --    $    127,860     12,662,571
----------------------------------------------------------------------------------------------------------------------------------
                                         $111,177,779                   $ 67,781,105   $ (7,478,113)   $    127,860   $ 95,006,187
----------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                                         Janus Venture Fund  October 31, 2002  9

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NOTES TO FINANCIAL STATEMENTS

The following section describes the organization and significant accounting policies of Janus Venture Fund (the "Fund") and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Fund operates and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Fund invests primarily in equity securities. The Fund is classified as diversified as defined in the 1940 Act.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

As a result of changes in the accounting standards applicable to the Funds' financial statements, the Funds are no longer required to show certain distribution information as a separate line item. The Funds' current and prior year Statements of Changes in Net Assets and Financial Highlights included in this report reflect this change.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principle markets and the time the net asset value
(NAV) is determined, securities are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

10  Janus Venture Fund  October 31, 2002

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Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

The Fund may enter into futures contracts and options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

                                        Janus Venture Fund  October 31, 2002  11

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NOTES TO FINANCIAL STATEMENTS (continued)

2.   AGREEMENTS

The advisory agreement with the Fund spells out the fees that the Fund must pay. The Fund's management fee is equal to 0.65% of average daily net assets. The advisory fee is calculated daily and paid monthly.

The Fund pays Janus Services LLC, a wholly owned subsidiary of Janus Capital Management LLC ("Janus Capital"), an asset-weighted average annual fee based on the proportion of the Fund's total net assets sold directly and the proportion of the Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives reimbursement of certain out of pocket expenses (primarily postage and telephone charges).

Certain officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from unaffiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses. The Fund could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides a shareholder accounting system to the Fund. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced on the net fees paid to DST for the period ended October 31, 2002, are noted below.

     DST Securities, Inc.            Fund
         Commissions                Expense
            Paid                   Reduction                 DST Fees
================================================================================
          $22,730                   $17,052                  $212,765
--------------------------------------------------------------------------------

12  Janus Venture Fund  October 31, 2002

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3.   FEDERAL INCOME TAX

A Fund is required to make distributions of any income and gains realized in the prior fiscal year. The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations, (2) losses or deductions the Fund may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Accumulated capital losses noted below represent net capital loss carryovers as of October 31, 2002 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. These carryovers expire between October 31, 2007 and October 31, 2010.

Other book to tax differences in 2002 primarily consist of foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

                                                     Net Tax AP/DP
Undistributed    Undistributed                        on Foreign      Net Tax
  Ordinary         Long-Term        Accumulated        Currency      AP/DP on
   Income            Gains        Capital Losses      and Futures   Investments
--------------------------------------------------------------------------------
     --                --         $(278,279,615)           --      $(68,365,399)
--------------------------------------------------------------------------------
AP/DP  Appreciation/(Depreciation)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of October 31, 2002 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

       Federal Tax                Unrealized                   Unrealized
          Cost                   Appreciation                (Depreciation)
================================================================================
      $826,506,844               $102,399,075                $(170,764,474)
--------------------------------------------------------------------------------

                                        Janus Venture Fund  October 31, 2002  13

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NOTES TO FINANCIAL STATEMENTS (continued)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                         Distributions
------------------------------------------------------------
     From Ordinary       From Long-Term      Tax Return of    Net Investment
         Income          Capital Gains          Capital            Loss
================================================================================
           --                  --                  --          $(7,258,643)
--------------------------------------------------------------------------------

4.   SUBSEQUENT EVENT

Stilwell Financial, Inc. ("Stilwell") is the indirect owner of both Berger Financial Group LLC ("Berger") and Janus Capital. Stilwell has announced its intention to merge its operations into a unified organization named Janus Capital Group Inc. ("JCGI") on or about January 1, 2003. Subsequent to the merger, Janus Capital and Berger will be subsidiaries of JCGI. In connection with this transaction on November 26, 2002, the Berger Trustees approved the reorganization of the Berger Small Company Growth Fund into the Janus Venture Fund, subject to shareholder approval.

14  Janus Venture Fund  October 31, 2002

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REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Venture Fund (one of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Fund") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 5, 2002

                                        Janus Venture Fund  October 31, 2002  15

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EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(unaudited)

1.   PERFORMANCE OVERVIEWS

The performance overview graph on a previous page compares the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through October 31, 2002.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the period ended October 31, 2002. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated in.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

16  Janus Venture Fund  October 31, 2002

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The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolio. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                                        Janus Venture Fund  October 31, 2002  17

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TRUSTEES AND OFFICERS (unaudited)

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders.

Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. As of the date of this report, collectively, these three registered investment companies consist of 52 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Aspen Series and Janus Adviser Series.

TRUSTEES

                                                                                               Number of
                                                                                               Portfolios
                                                                                               in Fund
                                                                                               Complex
                         Positions               Length of       Principal Occupations         Overseen      Other Directorships
Name, Age and Address    Held with Fund          Time Served     During the Past Five Years    by Trustee    Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
Thomas H. Bailey*        Chairman and Trustee    6/69-Present    Formerly, President           52            N/A
100 Fillmore Street                                              (1978-2002) and Chief
Denver, CO 80206                                                 Executive Officer (1994-
Age 65                                                           2002) of Janus Capital
                                                                 or Janus Capital
                                                                 Corporation. President
                                                                 and Director (1994-2002)
                                                                 of the Janus Foundation;
                                                                 Chairman and Director
                                                                 (1978-2002) of Janus
                                                                 Capital Corporation and
                                                                 Director (1997- 2001) of
                                                                 Janus Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

William F. McCalpin      Trustee                 6/02-Present    Executive Vice President      52            Founding Director and
100 Fillmore Street                                              and Chief Operating                         Board Chair, Solar
Denver, CO 80206                                                 Officer of The                              Development
Age 45                                                           Rockefeller Brothers                        Foundation; Trustee and
                                                                 Fund (a private family                      Vice President, Asian
                                                                 foundation). Formerly,                      Cultural Council.
                                                                 Director of Investments
                                                                 (1991-1998) of The John
                                                                 D. and Catherine T.
                                                                 MacArthur Foundation (a
                                                                 private family
                                                                 foundation).

John W. McCarter, Jr.    Trustee                 6/02-Present    President and Chief           52            Chairman of the Board,
100 Fillmore Street                                              Executive Officer of The                    Divergence LLC;
Denver, CO 80206                                                 Field Museum of Natural                     Director of A.M. Castle
Age 64                                                           History. Formerly, Senior                   & Co., Harris Insight
                                                                 Vice President (1987-1997)                  Funds, W.W. Grainger,
                                                                 of Booz-Allen & Hamilton,                   Inc.; Trustee of WTTW
                                                                 Inc. (a management                          (Chicago public
                                                                 consulting firm).                           television station),
                                                                                                             the University of
                                                                                                             Chicago and Chicago
                                                                                                             Public Education Fund.

Dennis B. Mullen         Trustee                 2/71-Present    Private Investor. Formerly    52            N/A
100 Fillmore Street                                              (1997-1998) Chief
Denver, CO 80206                                                 Financial Officer - Boston
Age 58                                                           Market Concepts, Boston
                                                                 Chicken, Inc., Golden, CO
                                                                 (a restaurant chain).
------------------------------------------------------------------------------------------------------------------------------------

*The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

18  Janus Venture Fund  October 31, 2002

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                                                                                               Number of
                                                                                               Portfolios
                                                                                               in Fund
                                                                                               Complex
                         Positions               Length of       Principal Occupations         Overseen      Other Directorships
Name, Age and Address    Held with Fund          Time Served     During the Past Five Years    by Trustee    Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees - (continued)
James T. Rothe           Trustee                 1/97-Present    Professor of Business,        52            Director of Optika,
100 Fillmore Street                                              University of Colorado,                     Inc. and NeoCore Corp.
Denver, CO 80206                                                 Colorado Springs, CO.
Age 58                                                           Formerly, Distinguished
                                                                 Visiting Professor of
                                                                 Business (2001-2002),
                                                                 Thunderbird (American
                                                                 Graduate School of
                                                                 International Management),
                                                                 Phoenix, AZ; and Principal
                                                                 (1988-1999) of Phillips-
                                                                 Smith Retail Group,
                                                                 Colorado Springs, CO (a
                                                                 venture capital firm).

William D. Stewart       Trustee                 6/84-Present    Corporate Vice President      52        N/A
100 Fillmore Street                                              and General Manager of MKS
Denver, CO 80206                                                 Instruments - HPS
Age 58                                                           Products, Boulder, CO (a
                                                                 manufacturer of vacuum
                                                                 fittings and valves).

Martin H. Waldinger      Trustee                 8/69-Present    Consultant.                   52        N/A
100 Fillmore Street
Denver, CO 80206
Age 64
------------------------------------------------------------------------------------------------------------------------------------

                                        Janus Venture Fund  October 31, 2002  19

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TRUSTEES AND OFFICERS (unaudited) (continued)

OFFICERS

                                                                   Term of
                                                                   Office* and
                                                                   Length of        Principal Occupations
Name, Age and Address        Positions Held with Fund              Time Served      During the Past Five Years
-------------------------------------------------------------------------------------------------------------------------------
William Bales**              Executive Vice President              2/97-Present     Vice President of Janus Capital. Formerly,
100 Fillmore Street          and Portfolio Manager                                  Analyst (1993-1997) for Janus Capital
Denver, CO 80206             Janus Venture Fund                                     Corporation.
Age 33

Thomas A. Early**            Vice President and General Counsel    3/98-Present     Vice President, General Counsel, Chief
100 Fillmore Street                                                                 Corporate Affairs Officer, Secretary and
Denver, CO 80206                                                                    Interim Director of Janus Capital; Vice
Age 47                                                                              President, General Counsel and Secretary
                                                                                    of Janus Services LLC, Janus Capital
                                                                                    International LLC and Janus Institutional
                                                                                    Services LLC; Vice President, General
                                                                                    Counsel and Director to Janus
                                                                                    International (Asia) Limited and Janus
                                                                                    International Limited; Vice President,
                                                                                    General Counsel and Secretary to Janus
                                                                                    Distributors LLC and the Janus Foundation;
                                                                                    and Director for Janus Capital Trust
                                                                                    Manager Limited, Janus World Principal
                                                                                    Protected Funds and Janus World Funds.
                                                                                    Formerly, Director (2001) of Janus
                                                                                    Distributors, Inc. and Janus Services, Inc.;
                                                                                    Vice President, General Counsel,
                                                                                    Secretary and Director (2000-2002)
                                                                                    of Janus International Holding, Inc.;
                                                                                    Executive Vice President and General
                                                                                    Counsel (1997-1998) of Prudential
                                                                                    Investments Fund Management LLC;
                                                                                    and Vice President and General
                                                                                    Counsel (1994-1997) of Prudential
                                                                                    Retirement Services.

Anita E. Falicia**           Assistant Treasurer                   2/97-10/02       Vice President of Investment Accounting
100 Fillmore Street          Vice President, Chief Financial       10/02-Present    of Janus Capital. Formerly, Assistant Vice
Denver, CO 80206             Officer, Treasurer and Principal                       President (2000-2002) of Investment
Age 34                       Accounting Officer                                     Accounting of Janus Capital or Janus
                                                                                    Capital Corporation; Director (1999-2000)
                                                                                    of Investment Accounting of Janus
                                                                                    Capital Corporation; and Director
                                                                                    (1997-1999) of Fund Accounting of
                                                                                    Janus Capital Corporation.

Bonnie M. Howe**             Vice President                        12/99-Present    Vice President and Assistant General
100 Fillmore Street                                                                 Counsel to Janus Capital, Janus
Denver, CO 80206                                                                    Distributors LLC and Janus Services LLC.
Age 37                                                                              Formerly, Assistant Vice President
                                                                                    (1997-1999) and Associate Counsel
                                                                                    (1995-1999) for Janus Capital Corporation
                                                                                    and Assistant Vice President (1998-2000)
                                                                                    for Janus Service Corporation.
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 *Officers are elected annually by the Trustees for a one-year term. **"Interested person" of the Trust by virtue of positions with Janus Capital.

20  Janus Venture Fund  October 31, 2002

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                                                                   Term of
                                                                   Office* and
                                                                   Length of        Principal Occupations
Name, Age and Address        Positions Held with Fund              Time Served      During the Past Five Years
-------------------------------------------------------------------------------------------------------------------------------
Kelley Abbott Howes**        Vice President and Secretary          12/99-Present    Vice President of Domestic Funds and
100 Fillmore Street                                                                 Assistant General Counsel to Janus Capital,
Denver, CO 80206                                                                    Vice President and Assistant General
Age 37                                                                              Counsel Janus Distributors LLC and
                                                                                    Janus Services LLC. Formerly, Assistant
                                                                                    Vice President (1997-1999) of Janus
                                                                                    Capital Corporation; Chief Compliance
                                                                                    Officer, Director and President (1997-
                                                                                    1999) of Janus Distributors, Inc.; and
                                                                                    Assistant Vice President (1998-2000) of
                                                                                    Janus Service Corporation.

David R. Kowalski**          Vice President                        6/02-Present     Vice President and Chief Compliance
100 Fillmore Street                                                                 Officer of Janus Capital and Janus
Denver, CO 80206                                                                    Distributors LLC; and Assistant Vice
Age 45                                                                              President of Janus Services LLC.
                                                                                    Formerly, Senior Vice President and
                                                                                    Director (1985-2000) of Mutual Fund
                                                                                    Compliance for Van Kampen Funds.

Loren M. Starr**             President and Chief Executive         9/02-Present     Vice President, Chief Financial Officer
100 Fillmore Street          Officer                                                and Interim Director of Janus Capital;
Denver, CO 80206                                                                    Vice President of Finance, Treasurer and
Age 41                                                                              Chief Financial Officer of Janus Services
                                                                                    LLC and Janus International Limited;
                                                                                    Vice President of Finance, Treasurer and
                                                                                    Chief Financial Officer of Janus Distributors
                                                                                    LLC, Janus Capital International LLC
                                                                                    and Janus Institutional Services LLC; and
                                                                                    Director of Janus Capital Trust Manager
                                                                                    Limited, Janus World Principal Protected
                                                                                    Funds and Janus World Funds. Formerly,
                                                                                    Vice President of Finance, Treasurer,
                                                                                    Chief Financial Officer (2001-2002) and
                                                                                    Director (2002) for Janus International
                                                                                    Holding Inc.; Managing Director,
                                                                                    Treasurer and Head of Corporate
                                                                                    Finance and Reporting (1998-2001) for
                                                                                    Putnam Investments; and Senior Vice
                                                                                    President of Financial Planning and
                                                                                    Analysis (1996-1998) for Lehman
                                                                                    Brothers, Inc.

Heidi J. Walter**            Vice President                        4/00-Present     Vice President and Assistant General
100 Fillmore Street                                                                 Counsel to Janus Capital and Janus
Denver, CO 80206                                                                    Services LLC. Formerly, Vice President
Age 35                                                                              and Senior Legal Counsel (1995-1999)
                                                                                    for Stein Roe & Farnham, Inc.
-------------------------------------------------------------------------------------------------------------------------------

 *Officers are elected annually by the Trustees for a one-year term. **"Interested person" of the Trust by virtue of positions with Janus Capital.

                                        Janus Venture Fund  October 31, 2002  21

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22  Janus Venture Fund  October 31, 2002

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NOTES

                                        Janus Venture Fund  October 31, 2002  23

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NOTES

24  Janus Venture Fund  October 31, 2002

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NOTES

                                        Janus Venture Fund  October 31, 2002  25

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                       [LOGO] Janus

                              www.janus.com

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713

Fund distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (11/02)

                                                                      VE45-12/02

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